                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                            BOSTONFED BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)

                            BOSTONFED BANCORP, INC.
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                             BOSTONFED BANCORP, INC.

                          17 NEW ENGLAND EXECUTIVE PARK
                         BURLINGTON, MASSACHUSETTS 01803
                                 (781) 273-0300

                                                                  March 26, 1999

Fellow Shareholders:

         You are cordially invited to attend the annual meeting of shareholders (the "Annual Meeting") of BostonFed Bancorp, Inc. (the "Company"), the holding company for Boston Federal Savings Bank ("BFS") and Broadway National Bank ("BNB"), Burlington, Massachusetts, which will be held on April 28, 1999, at 2:00 p.m., at The Burlington Marriott, One Mall Road, Burlington, Massachusetts.

         The attached Notice of the Annual Meeting and the proxy statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of BostonFed Bancorp, Inc., as well as a representative of KPMG Peat Marwick LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

         The Board of Directors of BostonFed Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES AS DIRECTORS SPECIFIED UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

         On behalf of the Board of Directors and all of the employees of the Company and the Banks, I thank you for your continued interest and support.

                                            Sincerely yours,

                                            /s/ David F. Holland
                                            David F. Holland
                                            Chairman, President and
                                            Chief Executive Officer

                             BOSTONFED BANCORP, INC.
                          17 NEW ENGLAND EXECUTIVE PARK
                         BURLINGTON, MASSACHUSETTS 01803

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 28, 1999

                    ----------------------------------------



         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of BostonFed Bancorp, Inc. (the "Company") will be held on April 28, 1999, at 2:00 p.m., at The Burlington Marriott, One Mall Road, Burlington, Massachusetts.

         The purpose of the Annual Meeting is to consider and vote upon the following matters:

         1.   The election of two directors to three-year terms of office each;
         2. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1999; and
         3. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established March 5, 1999, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available at BostonFed Bancorp, Inc., 17 New England Executive Park, Burlington, Massachusetts 01803, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                            By Order of the Board of Directors


                                            /s/ John A. Simas
                                            John A. Simas
                                            Executive Vice President and
                                            Corporate Secretary

Burlington, Massachusetts
March 26, 1999

                             BOSTONFED BANCORP, INC.

                         ------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 28, 1999

                         ------------------------------

SOLICITATION AND VOTING OF PROXIES

         This proxy statement is being furnished to shareholders of BostonFed Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of shareholders, to be held on April 28, 1999 (the "Annual Meeting"), and at any adjournments thereof. The 1998 Annual Report to Shareholders, including consolidated financial statements for the fiscal year ended December 31, 1998, accompanies this proxy statement, which is first being mailed to record holders on or about March 26, 1999.

         Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

         Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Corporate Investor Communications, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $3,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiaries, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

         The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

         The close of business on March 5, 1999, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 5,093,841 shares.

         As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the approval of KPMG Peat Marwick LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under Delaware law and the Company's Bylaws, an affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, and entitled to vote is required to constitute stockholder ratification of Proposal 2. Accordingly, shares as to which the "ABSTAIN" box has been selected on the proxy card will not be counted as votes cast. Shares underlying broker non-votes or in excess of the Limit will not be counted as present and entitled to vote or as votes cast and will have no effect.

         Proxies solicited hereby will be returned to the Company's transfer agent, EquiServe. The Board of Directors have designated EquiServe to act as inspectors of election and tabulate the votes at the Annual Meeting. EquiServe is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.


                                                                   AMOUNT AND
                                                                    NATURE OF       PERCENT
TITLE OF                 NAME AND ADDRESS OF BENEFICIAL OWNER      BENEFICIAL         OF
CLASS                                                              OWNERSHIP         CLASS
------------         ----------------------------------------      ----------       -------

Common Stock ....... Thomson Horstmann & Bryant, Inc.               574,200(1)         11.3%
                     Park 80 West/Plaza Two
                     Saddle Brook, New Jersey  07663

Common Stock ....... Boston Federal Savings Bank                    529,000(2)         10.4
                     Employee Stock Ownership Plan
                     ("ESOP")
                     17 New England Executive Park
                     Burlington, Massachusetts 01803

Common Stock ....... John Hancock Advisors, Inc.                    436,700(3)          8.6
                     John Hancock Place
                     P.O. Box 111
                     Boston, Massachusetts 02117

Common Stock ....... Wellington Management Company, LLP             416,062(4)          8.2
                     75 State Street
                     Boston, Massachusetts  02109

Common Stock ....... First Union Corporation                        318,240(5)          6.2
                     One First Union Center
                     Charlotte, NC 28288-0137

-----------------
(1) Based upon information filed in a Schedule 13G dated January 21, 1999, Thomson Horstmann & Bryant, Inc. in its capacity as an investment advisor, may be deemed the beneficial owner of 574,200 shares.
(2) The Investors Bank and Trust has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of March 5, 1999, 287,171 shares had been allocated under the ESOP and 241,829 shares remain unallocated. With respect to unallocated shares, such unallocated shares will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
(3) Based upon information filed in a Schedule 13G dated January 12, 1999, John Hancock Advisors, Inc. in its capacity as an investment advisor, may be deemed the beneficial owner of 436,700 shares.
(4) Based upon information filed in a Schedule 13G dated December 31, 1998, Wellington Management Company, LLP in its capacity as an investment advisor, may be deemed the beneficial owner of 416,062 shares.
(5) Based upon information in a Schedule 13G dated February 11, 1999, First Union Corporation in its capacity as a holding company, may be deemed the beneficial owner of 318,240 shares also deemed to be beneficially owned by its subsidiary, in its capacity as an investment advisor.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

         The Board of Directors of the Company currently consists of seven (7) directors and is divided into three classes. Each of the seven members of the Board of Directors of the Company also presently serves as a director of the Boston Federal Savings Bank ("BFS") and Broadway National Bank ("BNB"), both of which are the wholly-owned primary operating subsidiaries of the Company. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

         The two nominees proposed for election at this Annual Meeting are David
P. Conley and W. Robert Mill. Neither person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

         In the event that either such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND CERTAIN EXECUTIVE OFFICERS OF THE COMPANY

         The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and "named executive officers" of the Company, as defined below; their ages; a brief description of their recent business experience, including present occupations and employment; the year in which each became a director and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and named executive officer and all directors and executive officers as a group as of the Record Date.


NAME AND PRINCIPAL                                                         EXPIRATION      SHARES OF
OCCUPATION AT PRESENT                                                       OF TERM      COMMON STOCK      PERCENT
AND FOR PAST FIVE                                                DIRECTOR      AS        BENEFICIALLY         OF
YEARS                                                     AGE    SINCE(1)   DIRECTOR        OWNED(2)        CLASS
---------------------                                     ---    --------  ----------    ------------      -------
NOMINEES
David P. Conley.........................................  55        1992      2002           112,770(3,4)     2.19%
         Executive Vice President, Assistant
         Secretary and Assistant Treasurer of the
         Company and President of BFS and President and
         Chief Executive Officer of BNB.
W. Robert Mill..........................................  69        1977      2002            30,342(5,6)         *
         Consultant to Middleton and Co., Inc.,
         an investment advisory firm, since 1993.
         Prior to that, Mr. Mill was Senior Vice
         President  and Director of Middleton and Co.,
         Inc.
                                                                                  (Continued on the following page)


NAME AND PRINCIPAL                                                         EXPIRATION      SHARES OF
OCCUPATION AT PRESENT                                                       OF TERM      COMMON STOCK      PERCENT
AND FOR PAST FIVE                                                DIRECTOR      AS        BENEFICIALLY         OF
YEARS                                                     AGE    SINCE1     DIRECTOR         OWNED2         CLASS
---------------------                                     ---    --------  ----------    ------------      -------
CONTINUING DIRECTORS
David F. Holland........................................  57        1986(7)   2001           187,344(3,4)     3.61%
  Chairman, President and Chief Executive
  Officer of the Company and  Chief
  Executive Officer of BFS.
Irwin W. Sizer, Ph.D....................................  88        1986(7)   2001            30,716(5,6)         *
  Retired Professor from Massachusetts Institute of
  Technology and the former President of Whitaker
  Health Services Fund, a not-for-profit medical
  research fund.
Edward P. Callahan......................................  70        1982      2000            29,644(5,6)         *
  Former Executive Vice President of BFS.
Richard J. Dennis, Sr...................................  73        1986(7)   2000            37,258(5,6)         *
  Sole proprietor of Casey and Dennis,
  a real estate appraisal firm.
Charles R. Kent.........................................  70        1986(7)   2000            32,042(5,6)         *
  President of the Rush-Kent Insurance Agency

NAMED EXECUTIVE OFFICERS
WHO ARE NOT DIRECTORS
John A. Simas...........................................  49          --        --            81,733(3,4)     1.59%
  Executive VP, Chief Financial
  Officer and Secretary of the Company and BFS
  and Executive Vice President, Chief Financial
  Officer and Director of BNB.
Dennis J. Furey.........................................  50          --        --            41,148(3,4)         *
  Senior VP Commercial, Construction and
  Business Lending of BFS.
Janice M. Forster.......................................  49          --        --            38,392(3,4)         *
  Senior Vice President Retail Banking of BFS

Stock Ownership of all Directors
  and Executive Officers as a Group (15 persons) .......                                       751,948(8)    13.79%

-----------------
 *   Represents less than 1.0% of the Company's voting securities.
(1) Includes years of service as a director of the Company's predecessor, the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).
(3)  Includes 39,000, 23,400, 15,600, 7,500 and 7,500 unvested shares of the
     65,000, 39,000, 26,000, 12,500 and 12,500 shares that were awarded to
     Messrs. Holland, Conley, Simas, Furey and Ms. Forster, respectively, under the Incentive Plan. Such awards commenced vesting at a rate of 20% per year beginning on April 30, 1997 but all unvested shares will vest immediately upon death, disability, retirement or a change in control. Each participant presently has voting power as to the unvested shares.
(4)  Includes 96,000, 57,000, 39,000, 18,000 and 18,000 shares subject to options granted to Messrs. Holland, Conley, Simas, Furey and Ms. Forster, respectively, which are currently exercisable or will become exercisable within 60 days and excludes 64,000, 38,000, 26,000, 12,000 and 12,000 shares subject to unexercisable options granted to Messrs. Holland, Conley, Simas, Furey and Ms. Forster, respectively, under the Incentive Plan. Shares subject to options granted under the Incentive Plan commence vesting at a rate of 20% per year beginning on April 30, 1997 for Messrs. Holland, Conley, Simas, Furey and Ms. Forster. All unvested shares, however, will vest immediately upon death, disability, retirement or a change in control.
(5) Includes 6,000 unvested shares of the 10,000 shares awarded to each outside director under the Amended and Revised BostonFed Bancorp, Inc. 1996 Stock-Based Incentive Plan (the "Incentive Plan"). Such awards commenced vesting at a rate of 20% per year beginning on April 30, 1997 but all unvested shares will vest immediately upon death, disability, retirement or a change in control. Each participant presently has voting power as to the unvested shares.
(6) Includes 12,000 options granted to each outside director under the Incentive Plan which are currently exercisable or will become exercisable within 60 days and excludes 8,000 shares subject to unexercisable options granted to each outside director under the Incentive Plan. Shares subject to options granted under the Incentive Plan commenced vesting at a rate of 20% per year beginning on April 30, 1997 but all unvested shares will vest immediately upon death, disability, retirement or a change in control.
(7) Reflects service as a director of Leader Federal Savings and Loan Association ("LFS"), which was merged with and into Boston Federal Savings Bank on October 1, 1986. Messrs. Holland, Sizer, Dennis and Kent began service on the LFS Board in 1982, 1966, 1978 and 1978, respectively.
(8) Includes a total of 146,340 shares awarded under the Incentive Plan as to which voting may be directed. Includes a total of 360,000 options granted under the Incentive Plan which are currently exercisable or will become exercisable within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company meets quarterly and may have additional meetings as needed. During fiscal 1998 the Board of Directors of the Company, held six meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal 1998. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

         AUDIT AND COMPLIANCE COMMITTEE. The Audit and Compliance Committee of the Company consists of Messrs. Dennis, Mill and Dr. Sizer, who are outside directors. The purposes of this Committee are to review financial statements and scope of the annual audit, to monitor financial and accounting controls, to recommend appointment of the independent auditor and to review management's actions regarding the implementation of audit findings and compliance with all relevant laws and regulations. The Audit and Compliance Committee of the Company met four times in fiscal 1998.

         NOMINATING COMMITTEE. The Company's Nominating Committee for the 1999 Annual Meeting consists of Messrs. Callahan, Holland and Kent. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's Certificate of Incorporation and Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The shareholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. The Nominating Committee met on February 24, 1999.

         EXECUTIVE COMMITTEE. The Company's Executive Committee consists of Messrs. Conley, Holland and Kent. The Executive Committee acts on issues delegated to the Committee by the Board of Directors. The Executive Committee met one time during fiscal 1998.

         COMPENSATION COMMITTEE. The Compensation Committee of the Company and the Personnel Committees of BFS and BNB (collectively, the "Compensation Committee") consists of Messrs. Dennis, Kent and Dr. Sizer. The Compensation Committee meets to establish compensation and benefits for the executive officers and to review the incentive compensation programs when necessary. The Compensation Committee is also responsible for establishing certain guidelines and limits for compensation for other salaried officers and employees of the Company and the Banks. The Compensation Committee of the Company met three times in fiscal 1998.

DIRECTORS' COMPENSATION

         DIRECTORS' FEES. Directors of BFS are currently paid an annual retainer of $4,000 and $500 per Board meeting. Directors are currently paid a fee of $250-$500 for meetings of Committees of the BFS Board on which they serve. BNB's Directors are paid an annual retainer of $1,000 and a fee of $250 per Board or Committee Meeting attended. Members of the Board of Directors of the Company currently receive an annual retainer of $2,500 and a fee of $500 for each Board meeting and a fee of $250-$500 for each committee meeting attended. Members of management who are also directors do not receive any director compensation as of January 1999. Previously members of management who were directors received Board meeting fees for their services as directors but did not receive an annual retainer or committee fees.

         INCENTIVE PLANS. The Company maintains the 1996 Stock-Based Incentive Plan and the 1997 Stock Option Plan under which all directors of the Company and the Banks are eligible to receive awards of options to purchase Common Stock or shares of Common Stock. The 1996 Stock-Based Incentive Plan was approved by shareholders on April 30, 1996 and the 1997 Stock Option Plan was approved by shareholders on April 28, 1997. Under the 1996 Stock-Based Incentive Plan, each outside director was granted on April 30, 1996, non-statutory options to purchase 20,000 shares of Common Stock (with dividend equivalent rights ("DERs"), as discussed below) and stock awards for 10,000 shares of Common Stock (collectively, the "Directors' Awards"). The DERs provide a separate cash benefit equal to 100% of the amount of any extraordinary dividend declared by the Company on shares of Common Stock subject to an option. The exercise price for the stock option awards to directors under the 1996 plan is $12.44 per share, which was the fair market value of the shares on the date of grant, April 30, 1996. The Directors' Awards become exercisable in five (5) equal annual installments of 20% commencing on April 30, 1997. All Directors' Awards will immediately vest upon termination due to death, disability, retirement or a change in control. No Company Directors have received awards under the 1997 Stock Option Plan.

EXECUTIVE COMPENSATION

         The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Personnel Committee of the Board of Directors of the Bank and the Compensation Committee of the Company (collectively the "Compensation Committee") have prepared the following report for inclusion in this proxy statement.

         The Banks' and the Company's Executive Compensation Policies assure competitive compensation levels to retain and attract able management. The Compensation Policies were adopted for the Company and BFS in 1996 to be used in determining compensation levels in subsequent years. Short Term Incentive Plans (STIPs) were adopted by BFS in 1997, and BNB in 1998, which measure specific objective financial performance results upon which to base payouts to executives and other employees. Payouts under these Plans are reflected in the Bonus column of the Summary Compensation Table.

         Executive salary levels of BFS and BNB were reviewed in December 1998 and certain increases approved in accordance with the General Policy detailed below. The primary quantitative measurements utilized in the December 1998 compensation review were the improvement in such measurements as Earnings Per Share and Return On Equity, as well as the performance of BFS stock relative to comparable financial institutions.

         General Policy. It is the responsibility of the Compensation Committee to recommend the amount and composition of Executive Compensation paid to the executive officers. It is the responsibility of the Boards of Directors to review and approve such compensation. Any Director who is also a member of management shall abstain from any vote regarding his or her own compensation.

         The Compensation Committee shall review Executive compensation not less than annually and more often if necessary to effectively implement this policy. The Compensation Committee will utilize whatever means necessary to obtain adequate compensation information upon which to base their recommendations. These means include, but are not limited to, reviews of the results of compensation surveys and the utilization of consultants or other compensation experts.

         The Banks participate in salary surveys each year to obtain contemporaneous compensation data. The Company and the Banks engaged William M. Mercer Compensation and Benefits Consultants to review the salary structure of the executive officers of the Company and its subsidiaries in relation to peer institutions operating within the Northeast Region of the United States. In addition, the Compensation Committee utilized the 1998 KPMG Peat Marwick Compensation and Benefits Survey and the 1998 W. M. Sheehan & Company ("Sheehan") Banking Compensation Report.

         In preparation of comparative compensation data, factors most similar to the Company are evaluated. Corporate considerations include asset size, earnings, type of operation, corporate structure, and geographic location. Considerations for management are scope and similarity of positions, experience, and the complexity of managing. As a result, the Compensation Committee is provided with relevant, timely, and reliable data that permits the Committee to evaluate compensation and make recommendations to the Boards of Directors.

         The Chief Executive Officer of BFS evaluates the performance of all BFS executive officers reporting to him and the President of BFS evaluates the performance of all executive officers reporting to him. The BNB Chief Executive Officer evaluates the performance of all BNB executive officers. The Company's Chief Executive Officer then prepares performance based recommendations of all executive officers for the Compensation Committee.

         The Compensation Committee then evaluates the performance of the Chief Executive Officer and other executive officers. The Compensation Committee then recommends appropriate compensation for all executive officers to the respective Boards of Directors. Upon review, the Boards then set all compensation. Messrs. Holland and Conley abstain from voting on matters related to their compensation.

         Components of Salary. Compensation is defined as cash or non-cash remuneration in the form of salary, bonus, short-term cash incentives, perquisites, deferred compensation, 401(k) contributions, short or long term stock-based grants or incentives, ESOP allocations, fringe benefits, and any other type of remuneration deemed by each Board to be appropriate. Salaries are determined based upon the guidelines specified above. The amount of benefits provided by the ESOP and 401(k) are determined solely by the participants' level of compensation under set guidelines provided for in such plans. Benefits under the ESOP and 401(k) plan are also subject to limitations imposed by ERISA. Short-term cash incentives are determined primarily by the objective criteria in the STIP, but the Compensation Committee may at its discretion grant Performance Bonuses after review of management's recommendations. A Performance Bonus was earned by Mr. Simas during 1998. No other Performance Bonuses were earned by executive officers during 1998.

         Chief Executive Officer. The salary of the Chief Executive Officer was reviewed in December 1998 and set at $320,000 effective January 1999. In determining the Chief Executive Officer's salary level, the Compensation Committee reviewed three compensation surveys, including a detailed survey by William M. Mercer, of compensation levels of peer financial institutions to the Company and the Banks.

         The survey material indicated that the new salary of the Chief Executive Officer was below the average paid at comparable financial institutions. The Chief Executive Officer earned a STIP bonus in 1998 which was paid in February 1999. Total cash compensation of the Chief Executive Officer was below the average paid at comparable financial institutions as indicated by the data in the compensation surveys reviewed by the Committee.

         When reviewing the 1998 performance of the Chief Executive Officer, the Committee considered the financial performance of BFBI during 1998 focusing on the improvement in earnings per share and return on equity. The Committee also considered the performance of the Company's stock over the last twelve months, which is detailed in the Stock Performance Graph contained in this Proxy Statement.

         The goal of the above referenced compensation policies, as implemented by the Compensation Committee, is to be certain that all Executives are compensated consistent with the above guidelines. Compensation levels will be reviewed as frequently as necessary to ensure this result.

       THE COMPENSATION COMMITTEE

           Richard J. Dennis, Sr.
           Charles R. Kent
           Irwin W. Sizer

         STOCK PERFORMANCE GRAPH. The following graph shows a comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock with the cumulative total return of companies in the American Stock Exchange and the Media General Industry Custom Peer Group Index for the period beginning on October 24, 1995, the day the Company's Common Stock began trading, through December 31, 1998. The graph was derived from a limited period of time, and, as a result, may not be indicative of possible future performance of the Company's Common Stock. The data was supplied by Media General Financial Services.

             Comparison of Total Returns of BostonFed Bancorp, Inc. AMEX Market Index and MG Index for Savings Institutions

                                [PERFORMANCE GRAPH]



                                                   Summary

                           10/24/95     12/29/95    12/31/96    12/31/97    12/31/98
                           --------     --------    --------    --------    --------
BostonFed Bancorp, Inc.     100.00       117.50      149.25      224.65      184.26
AMEX Market Index           100.00       104.99      110.79      133.31      131.50
MG Index for Savings        100.00       107.53      140.63      236.72      205.60
Institutions

Notes:

  A. The lines represent annual index levels derived from compounded daily returns that include all dividends.
  B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
  C. If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.
  D. The index level for all series was set to $100.00 on 10/24/95.

         SUMMARY COMPENSATION TABLE. The following table shows, for the years ended 1998, 1997 and 1996 cash compensation paid by Boston Federal Savings Bank or Broadway National Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of the Company and the other four highest paid executive officers of the Company and the Banks who earned and/or received salary and bonus in excess of $100,000 in fiscal year 1998 ("Named Executive Officers").


                                                                           LONG-TERM COMPENSATION
                                                                      -------------------------------
                                         ANNUAL COMPENSATION(1)               AWARDS          PAYOUTS
                                    --------------------------------- ----------------------- -------
                                                                                    SECURITIES
                                                            OTHER     RESTRICTED    UNDERLYING                 ALL
NAME AND                     FISCAL                         ANNUAL      STOCK       OPTIONS/      LTIP        OTHER
PRINCIPAL POSITIONS           YEAR   SALARY($)  BONUS($) COMPENSATION  AWARDS(2)(3)  SARS(#)(4) PAYOUTS(5) COMPENSATION(6)
------------------------     ------ ----------  -------- ------------ ------------- ----------- ---------- ---------------
David F. Holland. ........   1998   $311,638    $50,625      --       $     --          --         --       $39,142
Chairman, President &        1997    291,616     33,810      --             --          --         --        51,951
CEO of Company, Chairman     1996    286,536     50,000      --        808,600     160,000         --        29,608
and CEO of BFS, Chairman
of BNB

David P. Conley.. ........   1998   $186,602    $28,114      --       $     --          --         --       $38,815
Director and Executive       1997    173,629     18,371      --             --          --         --        52,097
VP of Company, Director      1996    172,296         --      --        485,160      95,000         --        29,826
and President of BFS,
Director, President and
CEO of BNB

John A. Simas.............   1998   $146,073    $26,347      --       $     --         --         --       $34,598
Executive V.P., Chief        1997    130,924     21,540      --             --         --         --        43,409
Financial Officer,           1996    120,767     15,000      --        323,440     65,000         --        23,783
Secretary of Company and
BFS and EVP, CFO and
Director of BNB

Dennis J. Furey...........   1998   $108,708    $15,109      --       $     --         --         --       $25,675
Senior V.P. of BFS           1997    102,007     10,510      --             --         --         --        32,821
                             1996    100,084         --      --        155,000     30,000         --        19,135


Janice M. Forster ........   1998   $103,249    $15,377      --       $     --         --         --       $25,675
Senior V.P. of BFS           1997     92,504      9,170      --             --         --         --        31,722
                             1996     88,359         --      --        155,000     30,000         --        16,637

----------------------
 (1) Under Annual Compensation, the column titled "Salary" includes director's fees and amounts deferred by the Named Executive Officer pursuant to a 401(k) Plan as hereafter defined, pursuant to which employees may defer up to 6% of their compensation, up to the maximum limits under the Code. Bonuses reported under Annual Compensation are reported in the year earned regardless of when paid. Bonuses to Messrs. Holland, Conley, Furey and Ms. Forster were paid pursuant to the BFS Short Term Incentive Plan ("STIP") as described later in this document. Mr. Simas' bonus consisted of $21,347 paid pursuant to the BFS STIP plus an additional $5,000.
 (2) For 1998 there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
 (3) Pursuant to the 1996 Incentive Plan, Messrs. Holland, Conley, Simas, Furey and Ms. Forster were awarded 65,000, 39,000, 26,000, 12,500 and 12,500 shares of Common Stock in fiscal 1996. The dollar amounts set forth in the table represent the market value of the shares on the date of grant. Such awards vest in equal installments at a rate of 20% per year commencing on April 30, 1997. All awards vest immediately on termination due to death, disability, retirement, or change in control.
 (4) See discussion and tables under "Incentive Plans" elsewhere in the proxy statement. In 1998, no options were granted to any director or officer.
 (5) For 1998, 1997, and 1996, there were no payouts under any long-term incentive plan.
 (6) For 1998, such amounts (a) include $2,077, $1,750, $2,750, $2,040 and
     $2,040 contributed by the respective banks' 401(k) Plans to Messrs. Holland, Conley, Simas, Furey and Ms. Forster, and (b) $37,065, $37,065, $31,848, $23,635 and $23,635 representing the value of shares allocated under the BFS ESOP for the benefit of Messrs. Holland, Conley, Simas, Furey and Ms. Forster.

         EMPLOYMENT AGREEMENTS. BFS and the Company have entered into employment agreements with Messrs. Holland, Conley and Simas, (individually, the "Executive"). These employment agreements are intended to ensure that BFS and the Company will be able to maintain a stable and competent management base. The continued success of BFS and the Company depends to a significant degree on the skills and competence of Messrs. Holland, Conley and Simas.

         The employment agreements provide for a three-year term for Messrs. Holland, Conley and Simas. BFS employment agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The terms of the Company employment agreements shall be extended on a daily basis unless written notice of non-renewal is given by the Board of the Company. The agreements provide that the Executive's base salary will be reviewed annually. As of January 1, 1999 the base salaries for Messrs. Holland, Conley and Simas are $320,000, $193,500, and $146,500 respectively. In addition to the base salary, the agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The agreements provide for termination by BFS or the Company for cause as defined in the agreements at any time. In the event BFS or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from BFS and the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material demotive change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) a material reduction in benefits or perquisites being provided to the Executive under the Agreement; (v) liquidation or dissolution of BFS or the Company; or (vi) a breach of the agreement by BFS or the Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of BFS or the Company during the remaining term of the agreement. BFS and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the Agreement. Upon any termination of the Executive, the Executive is subject to a one year non-competition agreement.

         Under the agreements, if voluntary or involuntary termination follows a change in control of BFS or the Company (as defined in the Employment Agreement), the Executive or, in the event of the Executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of:
(i) the payments due for the remaining terms of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. BFS and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement.

         Payments under the Employment Agreements in the event of a change in control may constitute some portion of an excess parachute payment under Section 280G of the Internal Revenue Code (the "Code") for executive officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and BFS.

         Payments to the Executive under BFS's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by BFS. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Agreements shall be paid by BFS or the Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that BFS and the Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

         CHANGE IN CONTROL AGREEMENTS. For similar reasons as with the Employment Agreements, the Banks and the Company have entered into Change in Control Agreements with Mr. Furey and Ms. Forster (the "Executive"). Each Change in Control Agreement provides for a two year term. Commencing on the date of the execution of the Company's Change in Control Agreement, the term shall be extended for one day each day until such time as the Board of Directors of the Company or the Executive elects by written notice not to extend the term, at which time the Change in Control Agreement will end on the second anniversary of the date of notice. The Company's Change in Control Agreement provides that at any time following a change in control of the Banks or the Company (as defined in the agreement), if the Company terminates the Executive's employment for any reason other than cause, or if the Executive terminates his employment following demotion, loss of title, office or significant authority, a reduction in compensation, or relocation of the principal place of employment of more than 25 miles, the Executive, or in the event of Executive's subsequent death, Executive's beneficiary or beneficiaries or estate, as the case may be, would be entitled to a sum equal to two (2) times Executive's annual compensation, including bonuses, cash and stock compensation and other benefits, as applicable, for the preceding twelve months. The Company would also continue the Executive's life, medical and disability coverage for thirty-six (36) full calendar months from the date of termination.

         The Banks' Change in Control Agreements are similar to that of the Company except that they are subject to renewal by the Boards on an annual basis. Any payments to the Executive under the Banks' Change in Control Agreement would be subtracted from any amount due simultaneously under the Company's Change in Control Agreement. Payments to the Executive under the Banks' Change in Control Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Banks.

         Payments under the Change in Control Agreements in the event of a change in control may constitute some portion of an excess parachute payment under Section 280G of the Code for executive officers and other covered officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Bank.

         STOCK-BASED INCENTIVE PLANS. The Company maintains the 1996 Stock-Based Incentive Plan and the 1997 Stock Option Plan (referred to herein, collectively, as "Incentive Plans") which provides discretionary stock-based awards to officers and key employees as determined by a committee of non-employee directors.

         The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 1998. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.


                        FISCAL YEAR-END OPTION/SAR VALUES

                                      NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                     UNDERLYING UNEXERCISED                IN-THE-MONEY
                                         OPTIONS/SARS AT                  OPTION/SARS AT
                                       FISCAL YEAR END(#)                FISCAL YEAR END($)
                                    -------------------------       ----------------------------
                NAME                EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE(2)
----------------------------------- -------------------------       ----------------------------
David F. Holland(1)................   64,000           96,000       $331,840         $497,760

David P. Conley(1).................   38,000           57,000        197,030          295,545

John A. Simas(1)...................   26,000           39,000        134,810          202,215

Dennis J. Furey(1).................   12,000           18,000         62,220           93,330

Janice M. Forster(1)...............   12,000           18,000         62,220           93,330

-----------------------------
(1) The options have an exercise price of $12.44 and become exercisable at an annual rate of 20% beginning April 30, 1997. The options will expire ten
     (10) years from the date of grant.

(2) Based on market value of the underlying stock at the fiscal year end, minus the exercise price. The market price on December 31, 1998 was $17.625.


         SHORT TERM INCENTIVE PLAN. BFS and BNB maintain Short Term Incentive Plans. The purpose of the plans is to provide cash incentive bonuses upon the achievement of objective performance goals to reward achievement and further align management's interests with that of stockholders. The criteria used for 1998 were Earnings per Share (EPS), Return on Equity (ROE), Return on Average Assets (ROA), Efficiency Ratio and various personal business or departmental goals. Targeted goals were set for each criteria and percentage payouts established for reaching or exceeding the specified goals. Awards under this plan are included in the bonus column of the Summary Compensation Table. BNB adopted the STIP plan during 1998 with the first possible payout in 1999. The BNB STIP replaces a bonus plan previously in effect.

         PENSION PLAN. BFS and BNB participate in the Financial Institutions Retirement Plan, administered by the Pentegra Group, which is a defined benefit pension plan, for its employees (the "Pension Plan"). The following table indicates the annual retirement benefit that would be payable under the Pension Plan upon retirement at age 65 to a participant electing to receive his or her retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. A fully vested participant may elect early retirement as of age 45. However, for each full year prior to age 65 the benefit is reduced by 3% at the time the benefit is distributed. The benefits listed in the retirement benefit table are based upon salary only and are not subject to any social security adjustment.


                                            YEARS OF CREDITED SERVICE(1)
    FINAL AVERAGE           ---------------------------------------------------------------
      EARNINGS                15            20            25           30             35
    -------------           -------       -------       -------      -------        -------
      $ 50,000              $15,000       $20,000       $25,000      $30,000        $35,000
        75,000               22,500        30,000        37,500       45,000         52,500
       100,000               30,000        40,000        50,000       60,000         70,000
       125,000               37,500        50,000        62,500       75,000         87,500
       160,000(2)            48,000        64,000        80,000       96,000        112,000

------------------------
(1)  Messrs. Holland, Conley, Simas, Furey and Ms. Forster are participants.

(2) The maximum allowable salary for 1998 is $160,000. As of December 31, 1998, Messrs. Holland, Conley, Simas, Furey and Ms. Forster had 23 years, 29 years, 20 years, 19 years and 10 years, respectively, of credited service (i.e., benefit service).


TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Company's current policy provides that all loans made by either Bank to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. Prior to the Financial Institution Recovery, Reform and Enforcement Act of 1989 ("FIRREA"), BFS made loans to executive officers with discounted interest rates and loan origination fees.

         Set forth below is certain information as of December 31, 1998, with respect to loans made by BFS on preferential terms, as explained above, to executive officers whose aggregate indebtedness to BFS exceeded $60,000 at any time since January 1, 1998 plus any additional indebtedness even if not made on preferential terms.

                                       MATURITY   LARGEST AMOUNT                           INTEREST RATE
                                DATE     DATE   OUTSTANDING SINCE     BALANCE AS OF            AS OF         TYPE OF
NAME OF EXECUTIVE             OF LOAN  OF LOAN   JANUARY 1, 1998    DECEMBER 31, 1998    DECEMBER 31, 1998    LOAN
-----------------             -------  -------- -----------------   -----------------    -----------------   -------
John A. Simas                  7/82      7/07        $71,300               $ 0                  N/A          ARM(1)

------------------------
(1) Variable rate first mortgage on primary residence. Rate adjusted annually based on BFS's cost of funds. Loan granted under the BFS Employee Loan Plan in 1982. Mr. Simas repaid the loan balance during 1998.

                     PROPOSAL 2. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended December 31, 1998 were KPMG Peat Marwick LLP. The Company's Board of Directors has reappointed KPMG Peat Marwick LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 1999, subject to ratification of such appointment by the shareholders.

         Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD IF DATED, SIGNED AND RETURNED WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this proxy statement not later than December 28, 1999. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an Annual Meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

         To properly bring business before the 2000 Annual Meeting of Shareholders, a shareholder must give written advance notice to the Secretary of the Company no later than January 27, 2000, assuming that the meeting will be held on April 26, 2000 and that notice was given by the Company at least 100 days in advance of this meeting.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

         A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO JOHN
A. SIMAS, CORPORATE SECRETARY, BOSTONFED BANCORP, INC., 17 NEW ENGLAND EXECUTIVE PARK, BURLINGTON, MA 01803.

                                            By Order of the Board of Directors


                                            /s/ John A. Simas
                                            John A. Simas
                                            Executive Vice President and
                                            Corporate Secretary

Burlington, Massachusetts
March 26, 1999


  YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU
    PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY
               RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                                  DETACH HERE

                                     PROXY

                            BOSTONFED BANCORP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 28, 1999
                     2:00 P.M. EASTERN DAYLIGHT SAVING TIME

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of the Board of Directors of BostonFed Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held on April 28, 1999, at 2:00 p.m. Eastern Daylight Saving Time, at the Burlington Marriot, 1 Mall Road, Burlington, Massachusetts, and at any and all adjournments thereof, as follows on the reverse side.

     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
SIDE                                                                        SIDE

BOSTONFED BANCORP, INC.

c/o EQUISERVE
P.O. BOX 8040
BOSTON, MA 02266-8040




                                  DETACH HERE

[ X ] PLEASE MARK
      VOTES AS IN
      THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.
1. The election as directors of all nominees listed (except as marked to the contrary below).
     NOMINEES:  David P. Conley and W. Robert Mill

                                   VOTE WITHHELD
                    FOR ALL           FROM ALL
                      [ ]                [ ]

[ ] ________________________________________________
     For all nominees except as noted above

2. The ratification of the appointment of KPMG Peat Marwick LLP as Independent auditors of BostonFed Bancorp, Inc. for the fiscal year ending December 31, 1999.

     FOR                 AGAINST             ABSTAIN
     [ ]                   [ ]                  [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGES AT LEFT           [ ]

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and Proxy Statement dated March 26, 1999 and of the Annual Report to Shareholders.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Signature: ______________________  Date: _________

Signature: ______________________  Date: _________